Exhibit 99.1

[ARTHUR ANDERSEN LLP LETTERHEAD]

May 24, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the first three (3) paragraphs of Item 4 included in the Form 8-K dated May 24, 2002, of Alcide Corporation, to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP

Cc:	Mr. John P. Richards President and Chief Financial Officer Alcide Corporation